UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 18, 2007

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	2-80070	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13001 Hollenberg Drive Bridgeton, Missouri	63044
(Address of principal executive offices)	(Zip Code)

(314) 506-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On October 18, 2007, Cass Information Systems, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2007. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On October 22, 2007, the Company issued a press release announcing a 10% stock dividend payable December 17, 2007 to shareholders of record at the close of trading on December 3, 2007. In addition, the Company declared a regular quarterly cash dividend of $0.12 per share payable December 17, 2007 to shareholders of record on December 3, 2007. The cash pay-out will apply to all shares held after the 10% stock dividend is completed. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release issued by Cass Information Systems, Inc. dated October 18, 2007 regarding third quarter 2007 earnings.

99.2	Press release issued by Cass Information Systems, Inc. dated October 22, 2007 regarding stock and cash dividends.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2007

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Lawrence A. Collett
Name:	Lawrence A. Collett
Title:	Chairman and Chief Executive Officer

By:	/s/ P. Stephen Appelbaum
P. Stephen Appelbaum
Title:	Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Cass Information Systems, Inc. dated October 18, 2007 regarding third quarter 2007 earnings.

99.2	Press release issued by Cass Information Systems, Inc. dated October 22, 2007 regarding stock and cash dividends.

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